Exhibit 10.31

AMENDMENT

This AMENDMENT (this “Amendment”), dated as of December 9, 2005, is entered into by and between IWT TESORO CORPORATION, a Nevada corporation (the “Company”), INTERNATIONAL WHOLESALE TILE INC., a Florida corporation (“Tile” and, together with the Company, the “Credit Parties” and, each a “Credit Party”) and LAURUS MASTER FUND, LTD., a Cayman Islands company (“Laurus”), for the purpose of amending the terms of (i) the Security Agreement, dated as of August 25, 2005, by and between the Credit Parties and Laurus (as amended, modified or supplemented from time to time, the “Security Agreement”) and (ii) the Registration Rights Agreement by and between the Company and Laurus, dated as of August 25, 2005 (as amended, modified or supplemented from time to time, the ”Registration Rights Agreement” and, together with the Security Agreement and the other Ancillary Documents referred to in the Security Agreement, the ”Loan Documents”). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Security Agreement.

WHEREAS, the Company has agreed that it shall file a “Request for Withdrawal” (“RW”) with the Securities and Exchange Commission (the “Commission”) with respect to the Registration Statement (as defined in the Registration Rights Agreement) filed by the Company with the Commission on September 21, 2005; and

WHEREAS, as a result of the filing of the RW, the Registration Statement will not be declared effective by the Commission by the Effectiveness Date (as defined in the Registration Rights Agreement); and

WHEREAS, Laurus has agreed to amend certain of the terms and conditions of the Registration Rights Agreement in order to extend the deadline by which the Registration Statement is required to be declared effective by the Commission.

NOW, THEREFORE, in consideration of the above, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.     The definition of “Effectiveness Date” as set forth in Section 1 of the Registration Rights Agreement is amended in its entirety as follows:

“Effectiveness Date” means, (i) with respect to the initial Registration Statement required to be filed hereunder, a date (the “New Filing Date”) no later than one-hundred twenty (120) days following the earlier to occur of (x) the date upon which certain of the Loan Documents shall have been revised (the “Modification”) in good faith by the Company, International Wholesale Tile Inc. (to the extent party thereto) and the Purchaser for the purpose of addressing certain concerns raised by the Commission in respect of the registration of the Registrable Securities and (y) February 28, 2006, but only to the extent that the Purchaser is willing by February 28, 2006 to consent to the Modification and has negotiated the terms of such Modification in good faith; provided that the Company shall use its best efforts to cause such Registration Statement to be declared effective within ninety (90) days following the New Filing Date, provided, however, if such Registration Statement is not declared effective by such date (A) primarily, in Laurus’ good faith judgment, as a result of the Commission having provided comments to such Registration Statement, such date shall be extended until the Commission has no further comments as long as the Company has diligently responded to all such comments within fifteen (15) days of receipt of such comments or (B) because the Effectiveness Date falls within the period commencing (x) fifteen (15) days prior to and forty-five (45) days following the end of any fiscal quarter of the Company or (y) fifteen (15) days prior to and ninety (90) days following the end of any fiscal year of the Company, the Effectiveness Date shall be extended until such financial statements required to be filed with the Commission in respect of such fiscal quarter or year have been filed with the Commission, and (ii) with respect to each additional Registration Statement required to be filed hereunder, a date no later than thirty (30) days following the applicable Filing Date; provided, however, if such Registration Statement is not declared effective by such date solely as a result of the Commission having provided comments to such Registration Statement, such date shall be extended until the Commission has no further comments as long as the Company has diligently responded to all such comments within fifteen (15) days of receipt of such comments.

2.             The Company understands that the Company has an affirmative obligation to make prompt public disclosure of material agreements and material amendments to such agreements. The Company hereby agrees that Laurus shall not be in violation of any duty to the Company or its shareholders, nor shall Laurus be deemed to be misappropriating any information of the Company, if Laurus sells shares of common stock of the Company, or otherwise engages in transactions with respect to securities of the Company, while in possession of the information contained in this Amendment.

3.     Each amendment set forth herein shall be effective as of the first date (the “Amendment Effective Date”) when (i) each Credit Party and Laurus shall have executed and each Credit Party shall have delivered to Laurus its respective counterpart to this Amendment and (ii) the RW shall have been filed by the Company with the Commission.

4.     Except as specifically set forth in this Amendment, there are no other amendments, modifications or waivers to the Loan Documents, and all of the other forms, terms and provisions of the Loan Documents remain in full force and effect.

5.     Each Credit Party hereby represents and warrants to Laurus that (i) no Event of Default exists on the date hereof, (ii) on the date hereof, all representations, warranties and covenants made by the Company in connection with the Loan Documents are true, correct and complete and (iii) on the date hereof, all of the Company’s and its Subsidiaries’ covenant requirements have been met.

6.     From and after the Amendment Effective Date, all references in the Loan Documents and in the other Related Agreements to the Registration Rights Agreement shall be deemed to be references to the Registration Rights Agreement, as the case may be, as modified hereby.

7.     This Amendment shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and their respective successors and permitted assigns. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.

IN WITNESS WHEREOF, each Credit Party and Laurus have caused this Amendment to the Loan Documents to be signed in its name effective as of this 9th day of December 2005.

IWT TESORO CORPORATION

By:
Name:
Title:

INTERNATIONAL WHOLESALE TILE, INC.

By:
Name:
Title:

LAURUS MASTER FUND, LTD.

By:
Name:
Title:

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